SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27975 (Commission File Number)	36-4304577 (IRS Employer Identification No.)

150 North Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

     Registrant“s telephone number, including area code: (847) 582-7000

Item 9. Regulation FD Disclosure.

     The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the eLoyalty Corporation (“eLoyalty”) filings under the Securities Act of 1933, as amended.

     On August 13, 2002, the Chief Executive Officer and the Chief Financial Officer of eLoyalty each furnished personal certifications regarding eLoyalty’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Exhibit 99.1	Certification of Chief Executive Officer of eLoyalty, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2	Certification of Chief Financial Officer of eLoyalty, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: August 13, 2002	By:	/s/ Timothy J. Cunningham Timothy J. Cunningham Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Certification of Chief Executive Officer of eLoyalty, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2	Certification of Chief Financial Officer of eLoyalty, dated August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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